EXHIBIT 10.18
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                                LETTER OF INTENT
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      THIS LETTER OF INTENT between ADVANCED  COMMUNICATIONS  TECHNOLOGIES INC., of 19200 Von Karman Avenue, Suite 500, Irvine, California, United States of America 92612, a USA-based corporation incorporated in the State of Florida and publicly traded on the OTCBB under ticker symbol "ADVC" (hereinafter "ADVC"); and ADVANCED COMMUNICATIONS TECHNOLOGIES (AUSTRALIA) PTY LTD (ACN 866 856 817) of Level 20, 350 Queen Street, Melbourne, Victoria, Australia ("ACT"), a private corporation incorporated in the State of Victoria, Australia, (hereinafter "ACT").

1.       MUTUAL INTENTION OF THE PARTIES AND BINDING NATURE

         1.1. This Memorandum of Understanding ("LOI") contains the preliminary principles and guidelines regarding the basic content of an initial Letter of Intent ("LOI") that the parties have mutually agreed upon, and have accepted for the purposes of preparing a formal legal agreement, that will contain all terms, conditions, and explanations that the parties hereby agree to prepare, finalize and execute within sixty (60) days of the execution of this LOI.

         1.2. This LOI is, and the obligations of the parties pursuant to it are, legally binding on the parties, notwithstanding the absence of a formal agreement relating to the subject matter of this LOI.

2.       BACKGROUND

         2.1. ADVC is the registered holder of 200 fully paid ordinary shares in the capital of ACT, comprising 20% of the issued capital of ACT.

         2.2. ACT is the registered holder of 5,000,000 (five million) fully paid ordinary shares in the capital of ADVC.

         2.3. ACT is developing and owns all of the intellectual property rights in and to a product known as "SpectruCell," a multiple protocol mobile telephone base station (using software defined as radio technology) ("SpectruCell"). Four patents regarding the SpectruCell technology have been filed.

         2.4. ACT has granted to ADVC certain licensing and marketing rights for SpectruCell in North, South and Central America, as more fully described in a "Licensing Agreement" between the parties.

         2.5. The venture capital market in Australia is not as buoyant or extensive as the USA financial marketplace for a product of this nature. Accordingly, it may be difficult to raise appropriate capital in Australia to enable ACT to finalize and commercialize SpectruCell in the global marketplace.


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2.6.              Venture capital investors in the United States of America have expressed interest in investing in SpectruCell, but not with the current relationship between ACT and ADVC regarding the ownership of the Intellectual Property ("IP") rights.

3.       OBJECTIVE

         3.1. ACT, or subject to an internal restructuring of ACT pursuant to which all of the intellectual property rights in and to SpectruCell may be transferred to a related body corporate of ACT, the related body corporate of ACT, wishes to transfer to ADVC all of the intellectual property rights in SpectruCell to ADVC so that ADVC may take advantage of venture capital investors willing to invest in and commercialize SpectruCell in the USA marketplace and globally.

         3.2. ACT agrees to re-purchase from ADVC all of the shares in ACT registered in the name of ADVC.

4.       CONDITIONS PRECEDENT TO THE TRANSFER OF THE INTELLECTUAL PROPERTY

         Completion of the transactions contemplated in clause 2 will be subject to the fulfillment of the following conditions precedent, to be fulfilled by not later than the date on which the transfer of all of the intellectual property rights in and to SpectruCell from ACT to ADVC is completed:

         4.1. ADVC must undertake a capital raising of not less than US$80 million, which capital raising must be underwritten by an underwriter reasonably approved by ACT;

         4.2. ADVC enters into an agreement with ACT, or its nominee, appointing ACT, or its nominee, as the sole contractor, with the right to appoint sub-contractors, to finalize the development of SpectruCell for commercialization and for any future development of SpectruCell;

         4.3. such regulatory approvals for the proposed transactions by the shareholders and members of the Board of Directors of ADVC as may be required:

         4.4. the granting of all consents required by law, the listing rules of the Nasdaq exchange, and any other regulatory body having jurisdiction over ADVC and its activities; and

         4.5.     the  grant  of all  consents  required  by  law  or any  other
                  regulatory   body  having   jurisdiction   over  ACT  and  its
                  activities.

5.       PURCHASE PRICE FOR SPECTRUCELL

         5.1. The purchase price payable by ADVC to ACT, or a related body corporate of ACT, for all of the intellectual property rights in and to SpectruCell will be US$125 million.



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         5.2.     The purchase price referred to in clause 5.1 will be satisfied on the completion date of the transfer of all of the intellectual property rights in and to SpectruCell from ACT, or a related body corporate of ACT, to ADVC, by ADVC.

                  5.2.1. paying to ACT, or a related body corporate of ACT, US$40 million in cash; and

                  5.2.2. issuing to ACT, or a related body corporate of ACT, 200 million fully paid shares of common stock in the capital of ADVC at an issue price of US$0.30 per share.

6.       COLLATERAL AGREEMENTS AND ARRANGEMENTS

         In addition to the transactions contemplated in clause 5:

         6.1. ACT will buy back from ADVC the 200 fully paid ordinary shares in the capital of ACT registered in the name of ADVC for a purchase price of US$25 million, less any unpaid amounts still owing to ACT from the original purchase by ADVC, in accordance with the provisions of the Corporations Law of Australia;

         6.2. in consideration of ACT, or its nominee, finalizing the development and further developing SpectruCell, ADVC shall pay to ACT, or its nominee, 20% of all license fees earned by ADVC arising out of or in connection with the grant of any license(s) relating to embedded software pursuant to the commercial sale of SpectruCell mobile telephone base stations.

7.       EXPIRY OF THIS LOI

         Unless otherwise agreed in writing by the parties, this LOI and the rights and obligations of the parties pursuant to it shall expire on the date that is 12 months after the date on which it is executed.

8.       REASONABLE ENDEAVORS

         Each of ACT and ADVC agrees that it will use all reasonable endeavors to progress the transactions contemplated by this LOI in a timely and expeditious manner so as to complete the transactions in the shortest possible time without compromising the objectives of either ACT or ADVC.



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9.       ANNOUNCEMENTS

         Neither ACT nor ADVC may issue, and shall procure that their directors, officers, employees, contractors, advisers, shareholders and related bodies corporate do not issue any press release or otherwise make any public statement or announcement with respect to this LOI or the transactions contemplated by it without the prior written consent of the other of them, which consent shall not be unreasonably withheld or delayed.

                          EXECUTED FOR AND ON BEHALF OF
                          ADVANCED COMMUNICATIONS
                          TECHNOLOGIES (AUSTRALIA) PTY LTD


                          ----------------------------------------------------
                          Signature
                          Name of Signatory (Print):   Allen Roberts
                          Capacity:                    Authorized Signatory


                          EXECUTED FOR AND ON BEHALF OF
                          ADVANCED COMMUNICATIONS
                          TECHNOLOGIES INC.

                          ----------------------------------------------------
                          Signature
                          Name of Signatory (Print):   [Roger May]
                          Capacity:                    [Chairman/CEO]





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